UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

September 15, 2021 (September 10, 2021)
Date of Report (date of earliest event reported)

Rimini Street, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37397	36-4880301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3993 Howard Hughes Parkway, Suite 500
Las Vegas, NV 89169
(Address of principal executive offices) (Zip Code)

(702) 839-9671
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	RMNI	The Nasdaq Global Market
Public Units, each consisting of one share of Common Stock, $0.0001 par value, and one-half of one Warrant	RMNIU	OTC Pink Current Information Marketplace
Warrants, exercisable for one share of Common Stock, $0.0001 par value	RMNIW	OTC Pink Current Information Marketplace

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS
On September 10, 2021, the Board of Directors (the “Board”) of Rimini Street, Inc. (the “Company”) appointed Katrinka B. McCallum, effective October 1, 2021, to serve as a Class II director until the Company’s 2022 annual meeting of stockholders or until her successor is duly elected and qualified. Ms. McCallum was also appointed to serve as a member of the Board’s Audit Committee, effective October 1, 2021. It was determined by the Board that Ms. McCallum (i) qualifies as an “audit committee financial expert,” as defined under Item 407(d)(5) of Regulation S-K, and (ii) has appropriate experience and background which results in her financial sophistication in accordance with the audit committee requirements of Nasdaq Rule 5605(c)(2)(A).

Ms. McCallum’s compensation as a director will be in accordance with the terms of the Company’s Non-Employee Director Compensation Policy, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated December 23, 2020. Ms. McCallum will also enter into the standard form Indemnification Agreement between the Company and each of its directors and executive officers, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated October 16, 2017.

Ms. McCallum was not appointed as member of the Board pursuant to any arrangement or understanding with any other person. Ms. McCallum does not have any family relationships with any executive officer or director of the Company and she is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

ITEM 7.01	REGULATION FD DISCLOSURE
On September 15, 2021, the Company issued a press release titled “Rimini Street Introduces Board Members Jay Snyder and Katrinka McCallum.” A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.

The information presented in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, unless we specifically state that the information is to be considered “filed” under the Exchange Act or specifically incorporate it by reference in any filing under the Securities Act of 1933 or the Exchange Act.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)        Exhibits.

Exhibit Number	Description
99.1	Press release dated September 15, 2021 titled “Rimini Street Introduces Board Members Jay Snyder and Katrinka McCallum” (furnished only)
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RIMINI STREET, INC.

Dated: September 15, 2021	By:	/s/ Seth A. Ravin
Name: Seth A. Ravin
Title: Chief Executive Officer

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